Exhibit 20.1

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-1 and 2003-2

Monthly Servicing Report

Collection Period	22
Settlement Period Begin Date	7/1/2005
Settlement Period End Date	7/31/2005
Distribution Date	8/15/2005

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,366,457,641.45	2,345,639,682.92
Adjusted Pool Balance	2,332,930,776.83	2,310,455,087.68
Required Pool Balance	2,890,983,588.39	2,310,317,637.36

Trust Available Subordinated Amount	240,353,908.39	191,477,957,36
Required Subordinated Amount	240,353,908.39	191,477,957,36
Incremental Subordinated Amount	25,739,881.59	32,826,326.09
Transferor Amount	334,174,205.76	709,303,475.02

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	206,210,354.70	201,368,462.22
91+ day past due receivable balance	194,340.71	103,741.15
Total	206,404,695.41	201,472,203.37
Rest of the dealers
0-90 days past due (0 = current)	115,184,761.02	114,676,136.36
91+ day past due receivable balance	76,590.80	27,203.82
Total	115,261,351.82	114,703,340.18
Used Equipment
0-90 days past due (0 = current)	281,935,447.78	280,894,520.08
91+ day past due receivable balance	1,083,458.93	1,211,711.44
Total	283,018,906.71	282,106,231.52
Rental Equipment
0-90 days past due (0 = current)	281,402,102.79	255,235,256.38
91+ day past due receivable balance	386,436.00	329,529.04
Total	281,790,538.79	255,564,785.42

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	71,141,784.51	67,551,562.72
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount on Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	389,777,760.43
New Principal Receivables	455,744,246.72
Receivables Added for Additional Accounts	1,095,527.92
Net Loss	3,956.69
Monthly Dilution Amount	43,144,571.07
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	389,777,760.43
Reallocated Yield Amount	5,846,666.41
Series Allocable Principal Collections	383,931,094.02
Principal Allocation Percentage of Series Allocable Principal Collections	96.21%

3. Non-principal Collections
Interest Collections	14,338,396.33
Reallocated Yield Amount	5,846,655.41
Series Allocable Interest Collections	20,185,062.74
Floating Allocation Percentage of Series Allocable Interest Collections	75.18%

4. Investment Proceeds
Collection Account Investment Earnings	1,873.80
Reserve Account Investment Earnings	77,050.27
Principal Funding Account Investment Earnings	1,040,627.80
Interest Funding Account Investment Earnings	27,513.60
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	1,147,065.47

5. Miscellaneous Payments to the Issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,338,592,996.91
1-30 days past due	7,760,798.34
31-60 days past due	14,857,399.05
61-90 days past due	3,504,959.06
91-120 days past due	861,828.82
120+ days past due	2,859,659.27
Total	2,368,457,641.45

2. Sold Out of Trust
0-90 days past due (0 = current)	293,331.32
91+ day past due receivable balance	343,588.92
Total	636,920.24

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1 and 2003-3

Monthly Servicing Report

Collection Period	22
Settlement Period Begin Date	7/1/2005
Settlement Period End Date	7/31/2005
Distribution Date	8/15/2005

	End Of Period	Beginning Of Period
Portfolio Information

1. Balances
Pool Balance	2,368,457,641.45	2,345,639,682.92
Adjusted Pool Balance	2,332,930,776.83	2,310,455,087.68
Required Pool Balance	2,890,983,588.39	2,310,317,837.36

Trust Available Subordinated Amount	240,353,908.39	191,477,957,36
Required Subordinated Amount	240,353,908.39	191,477,957,36
Incremental Subordinated Amount	25,739,881.59	32,826,326.09
Transferor Amount	334,174,205.78	709,303,475.02

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	124,432,081.44	120,428,455.59
91+ day past due receivable balance	0.00	0.00
Total	124,432,081.44	120,428,455.59
Next 2 dealers
0-90 days past due (0 = current)	81,778,273.25	80,940,006.63
91+ day past due receivable balance	194,340.71	103,741.15
Total	81,972,613.97	81,043,747.78
Rest of the dealers
0-90 days past due (0 = current	115,184,761.02	114,676,136.36
91 + day past due receivable balance	76,590.80	27,203.82
Total	115,261,351.82	114,703,340.18
Used Equipment
0-90 days past due (0 = current)	281,935,447.78	280,894,520.08
91+ day past due receivable balance	1,083,468.93	1,211,711.44
Total	283,018,906.71	282,106,231.52
Rental Equipment
0-90 days past due (0 = current)	281,402,102.79	255,235,256.38
91+ day past due receivable balance	388,436.00	329,529.04
Total	281,790,538.79	255,564,785.42

3. Overconcentrations
Dealer Overconcentration Amount due to 4.5% limit on the top dealer	17,851,487.57	14,874,669.85
Dealer Overconcentration Amount due to 2.25% limit on the following 2 dealers	0.00	0.00
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (30% limit)	0.00	0.00
Rental Overconcentration Amount due to 15% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount on Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	389,777,760.43
New Principal Receivables	455,744,246.72
Receivables Added for Additional Accounts	1,095,527.92
Net Loss	3,956.69
Monthly Dilution Amount	43,144,571.07
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	389,777,760.43
Reallocated Yield Amount	5,846,666.41
Series Allocable Principal Collections	383,931,094.02
Principal Allocation Percentage of Series Allocable Principal Collections	96.21%

3. Non-principal Collections
Interest Collections	14,338,396.33
Reallocated Yield Amount	5,846,666.41
Series Allocable Interest Collections	20,185,062.74
Floating Allocation Percentage of Series Allocable Interest Collections	75.18%

4. Investment Proceeds
Collection Account Investment Earnings	1,873.80
Reserve Account Investment Earnings	77,050.27
Principal Funding Account Investment Earnings	1,040,627.80
Interest Funding Account Investment Earnings	27,513.60
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	1,147,086.47

5. Miscellaneous Payments to the Issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	2,338,592,996.91
1-30 days past due	7,780,798.34
31-60 days past due	14,857,399.05
61-90 days past due	3,504,959.06
91-120 days past due	861,828.82
120+ days past due	2,859,659.27
Total	2,368,457,641.45

2. Sold Out of Trust
0-90 days past due (0 = current)	293,331.32
91+ day past due receivable balance	343,588.92
Total	636,920.24

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes

Monthly Servicing Report

Collection Period	22
Settlement Period Begin Date	7/1/2005
Settlement Period End Date	7/31/2005
Distribution Date	8/15/2005

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties of covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Transferor Amount less than the Trust Available Subordination Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	389,777,760.43
Interest Collections	14,338,396.33
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	9,940,000.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	521,612,000.00
Investment Proceeds	1,147,065.47
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Proceeds from 2005 series	0.00
Total Transfers into Collection Account	936,815,222.23
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	7,598,869.19
Principal Paid	521,612,000.00
Commitment Fees Paid	110,437.50
Claims for Application Paid	0.00
Reserve Account Deposit Amount	9,940,000.00
Excess Funding Account Deposit	289,727,093.60
Principal Funding Account Deposit	86,935,333.33
Backup Servicing Fees Paid	29,320.50
Servicing Fees	1,287,956.11
To CNH	19,574,212.00
Total Transfers from Collection Account	936,815,222.23
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1)  Transfer and Servicing Agreement

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-1

Monthly Servicer Report

Collection Period	22
Settlement Period Begin Date	7/1/2005
Settlement Period End Date	7/31/2005
Distribution Date	8/15/2005

Period	Accumulation Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	0.00	3.58813%	1,500,974.28	485,787,000.00
B	35,825,000.00	0.00	4.13813%	127,658.44	35,825,000.00

Allocation Percentages
Floating Allocation Percentage	4.37%
Principal Allocation Percentage	25.39%

Required Payments
Series 2003-1 Monthly Interest & Interest Shortfall	1,628,632.72
Monthly Servicing Fee	72,446.11
Monthly Backup Servicing Fee	1,704.08
Controlled Accumulation Amount	86,935,333.33
Total Required Payments	88,638,116.24

Series 2003-1 Share of Available Funds
Interest Collections	882,056.57
Principal Collections	97,499,131.38
Reserve Account Investment Proceeds	13,965.80
Principal Funding Account Investment Proceeds	1,040,627.80
Interest Funding Account Investment Proceeds	7,898.74
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	521,612,000.00
Total Available Funds	621,055,680.30

Current Period Payments
Series 2003-1 Monthly Interest and Past Interest Shortfall	1,628,632.72
Servicing Fee	72,446.11
Reimbursement of Chargeoffs & Monthly Dilution	172.89
Controlled Deposit Amount	86,935,333.33
Principal Paid	521,612,000.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Backup Servicing Fees Paid	1,704.08
Excess Interest Collections made available to other series	241,593.12
Excess Principal Collections made available to other series	10,563.970.94
Total Payments	621,055,853.18

Current Period Interest Shortfall
Series 2003-1 Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Backup Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	86,935,333.33
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	0.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	172.89
Reimbursement of Chargeoffs & Monthly Dilution	172.89
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	434,676,666.67
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	86,935,333.33
Principal Funding Account Investment Income	1,040,627.80
Total Transfers into the Principal Funding Account	87,975,961.13

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	1,040,627.80
Principal payment to Noteholders	521,612,000.00
Total Transfers from Principal Funding Account	522,652,627.80
Ending Balance	521,612,000.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	13,965.80
Total Transfers into Reserve Fund	13,965.80

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	13,965.80
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	13,965.80
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	99,443,680.30
Investor Default Amount (included in transfer of daily noteholder collections)	172.89
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	521,612,000.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	621,055,853.18
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,628,632.72
Chargeoff reimbursements	172.89
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	86,935,333.33
Principal Paid to Noteholders	521,612,000.00
Servicing Fees	72,446.11
Backup Servicing Fees	1,704.08
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	10,805,564.06
Total Transfers from Collection Account	621,055,853.18
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2003-2

Monthly Servicer Report

Collection Period	22
Settlement Period Begin Date	7/1/2005
Settlement Period End Date	7/31/2005
Distribution Date	8/15/2005

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	3.68813%	1,542,805.94	0.00
B	35,825,000.00	35,825,000.00	4.38813%	135,370.76	0.00

Allocation Percentages
Floating Allocation Percentage	25.51%
Principal Allocation Percentage	25.51%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	1,678,176.70
Monthly Servicing Fee	434,676.67
Monthly Backup Servicing Fee	9,949.95
Controlled Accumulation Amount	0.00
Total Required Payments	2,122,803.32

Series 2003-2 Share of Available Funds
Interest Collections	5,150,252.25
Principal Collections	97,951,562.71
Reserve Account Investment Proceeds	13,965.60
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	7,899.60
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	103,123,680.35

Current Period Payments
Series 2003-2 Monthly Interest and Past Interest Shortfall	1,678,176.70
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	1,009.46
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Backup Servicing Fees Paid	9,949.95
Excess Interest Collections made available to other series	3,048,304.87
Excess Principal Collections made available to other series	97,952,572.17
Total Payments	103,124,689.82

Current Period Interest Shortfall
Series 2003-1 Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Backup Servicing Fees Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	1,009.46
Reimbursement of Chargeoffs & Monthly Dilution	1,009.46
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	13,965.80
Total Transfers into Reserve Fund	13,965.80

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	13,965.80
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	13,965.80
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	103,123,680.35
Investor Default Amount (included in transfer of daily noteholder collections)	1,009.46
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	103,124,689.82
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,678,176.70
Chargeoff reimbursements	1,009.46
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Backup Servicing Fees	9,949.95
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	101,000,877.04
Total Transfers from Collection Account	103,124,689.82
Difference	0.00

CNH Wholesale Master Note Trust

Wholesale Asset Backed Notes, Series 2005-1

Monthly Servicer Report

Collection Period	1
Settlement Period Begin Date	7/1/2005
Settlement Period End Date	7/31/2005
Distribution Date	8/15/2005

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	698,489,000.00	698,489,000.00	3.68813%	3,363,265.47	0.00
B	51,511,000.00	51,511,000.00	4.38813%	295,103.81	0.00

Allocation Percentages
Floating Allocation Percentage	35.89%
Principal Allocation Percentage	35.89%

Required Payments
Series 2005-1 Monthly Interest & Interest Shortfall	3,658,369.29
Monthly Backup Servicing Fee	13,998.81
Monthly Servicing Fee	625,000.00
Controlled Accumulation Amount	0.00
Total Required Payments	4,297,368.10

Series 2005-1 Share of Available Funds
Interest Collections	7,246,009.02
Principal Collections	137,810,319.34
Reserve Account Investment Proceeds	43,205.62
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	4,517.99
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	145,104,051.97

Current Period Payments
Series 2005-1 Monthly Interest and Past Interest Shortfall	3,658,369.29
Monthly Backup Servicing Fee	13,998.81
Monthly Servicing Fee	625,000.00
Reimbursement of Chargeoffs & Monthly Dilution	1,420.24
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2005-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	2,994,944.29
Excess Principal Collections made available to other series	137,811,739.58
Total Payments	145,105,472.21

Current Period Interest Shortfall
Series 2003-1 Monthly Interest Shortfall	0.00
Backup Servicing Fees Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	750,000,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	750,000,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	1,420.24
Reimbursement of Chargeoffs & Monthly Dilution	1,420.24
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Total transfers into the Principal Funding Account	0.00

Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	15,000,000.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	43,205.62
Total Transfers into Reserve Fund	43,205.62

Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	43,205.62
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	43,205.62
Ending Balance	15,000,000.00

Reconciliation Of Collection Account for Series 2005-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	145,104,051.97
Investor Default Amount (included in transfer of daily noteholder collections)	1,420.24
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	145,105,472.21
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	3,658,369.29
Chargeoff reimbursements	1,420.24
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Backup Servicing Fees	13,998.81
Servicing Fees	625,000.00
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	140,806,683.87
Total Transfers from Collection Account	145,105,472.21
Difference	0.00